UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

UNDER

THE SECURITIES ACT OF 1933

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2026

Hadron Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42262	33-4336458
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3 Twin Dolphin Drive, Ste 260

Redwood City, CA 94065

(Address of principal executive offices, including zip code)

(650) 276-7040

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	HDRN	The Nasdaq Stock Market LLC
Redeemable warrants, each full warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	HDRNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officer; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Officer Compensation

On June 8, 2026, the Board of Directors (the “Board”) of Hadron Energy, Inc., a Delaware corporation (the “Company”) approved the base salary and target bonus (together, the “Compensation”) of the following executive officer of the Company. The Compensation was approved following the closing of the Company’s business combination and reflects the initial compensation arrangement for the executive officer in his role following such closing. The executive officer shall have the opportunity to earn an annual bonus (“Annual Bonus”) under an executive incentive plan that is still to be established by the Board and which will be applicable to executives of the Company generally, with the actual amount of the Annual Bonus being determined by the Board or its designated committee, the Compensation Committee of the Board (the “Compensation Committee”), based on the achievement of performance goals and target objectives to be established by the Board or the Compensation Committee, in its discretion, and for which the target of the Annual Bonus is set forth as a percentage of the annual base salary during the specific calendar year. Any Annual Bonus payable to the executive officer will be payable not later than two and one-half months following the close of the calendar year to which it pertains. The approved Compensation is as follows:

Name:	Base Salary:	Target Bonus (percent of Base Salary):
Ross Ridenoure, Chief Nuclear Officer	$300,000	40%

The Compensation reflected above does not include any equity-based compensation awards that may be granted to such executive officer in the future under the Company’s 2026 equity incentive plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hadron Energy, Inc.
Dated: June 12, 2026

	By:	/s/ Samuel Gibson
Chief Executive Officer